AMENDMENT TO STOCK OPTION AGREEMENTS


     THIS AMENDMENT TO STOCK OPTION AGREEMENTS is made this 20th day of November, 1996 by and between THE DIANA CORPORATION
("Diana") and DONALD E. RUNGE ("Grantee").

                             RECITAL

     Diana has granted Grantee stock options (the "Outstanding Options") for an aggregate of 275,378 shares (after stock dividends) of common stock (the "Diana Shares"), consisting of 121,550 Diana Shares subject to an option originally granted on December 11, 1986 (the "1986 Option"), 141,673 Diana Shares subject to an option originally granted on May 11, 1988 (the "1988 Option") and 12,155 Diana Shares subject to an option originally granted on October 18, 1991 (the "1991 Option").

                           AGREEMENTS

     In consideration of the recital above and for good and valuable consideration, the receipt and sufficiency of which are hereby knowledged, and subject to the amendments which follow, the parties agree as follows:

     1.   Amendment to Outstanding Options.

          (a)  The following paragraph shall be added to the 1986
Option and 1991 Option:

     The Company agrees to maintain effectiveness of the Form S-8 registration statement currently in effect covering the exercise of the stock options and to permit delivery by a broker of the proceeds from the sale of the underlying stock to pay the option exercise price and satisfy the Company's tax withholding obligations. In connection with any such option exercise and sale of stock, the Company agrees to execute any agreements, documents and certificates requested by Grantee or his broker which are reasonably necessary or desirable to effectuate the exercise and sale. The Company agrees to deliver the underlying stock certificates upon exercise of the stock options, free and clear of any restrictive legends, registered as designated by Grantee, no later than the third business day after Grantee's notice of exercise. The Company further agrees that in connection with the proposed spinoff currently

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contemplated by Diana, the adjustment to stock options held by
Grantee will be in accordance with the adjustments set forth in the proxy statement filed with the Securities and Exchange Commission on November 22, 1996. The stock issuable upon exercise of the stock option shall be entitled to the Registration Rights attached hereto as Schedule A.

          (b)  The following paragraph shall be added to the 1988
Option:

     Diana agrees to maintain effectiveness of the Form S-8 registration statement currently in effect covering the exercise of the stock options and to permit delivery by a broker of the proceeds form the sale of the underlying stock to pay the option exercise price and satisfy Diana's tax withholding obligations. In connection with any such option exercise and sale of stock, Diana agrees to execute any agreements, documents and certificates requested by Grantee or his broker which are reasonably necessary or desirable to effectuate the exercise and sale. Diana agrees to deliver the underlying stock certificates upon exercise of the stock options, free and clear of any restrictive legends, registered as designated by Grantee, no later than the third business day after Grantee's notice of exercise. The Company further agrees that in connection with the proposed spinoff currently contemplated by Diana, the adjustment to stock options held by Grantee will be in accordance with the adjustments set forth in the proxy statement filed with the Securities and Exchange Commission on November 22, 1996. The stock issuable upon exercise of the stock option shall be entitled to the Registration Rights attached hereto as Schedule A.

          (c) All stock issuable upon exercise of stock options held by Grantee will be entitled to the registration rights attached hereto as Schedule A which rights shall supersede all previously granted registration rights. All of such previous registration rights will be of no further force and effect.

     2. Representations, Warranties and Covenants. Diana represents and warrants to Grantee and agrees, as follows:

          (a) A Form S-8 Registration Statement is currently in effect covering the sale of stock to Grantee upon exercise of the Outstanding Options under the 1986 Option, the 1988 Option and the 1991 Option.

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

          (b) Diana currently satisfies the Registrant Requirements to file a Form S-3 Registration Statement with the Securities and Exchange Commission and will take all actions necessary to continue to meet such requirements at all times while Grantee holds any options, or common stock received upon exercise of any options, under the 1986 Option, the 1988 Option or the 1991 Option.

          (c) Diana has taken all corporate and other action necessary to amend the 1986 Option, 1988 Option and 1991 Option to conform with the provisions of this Amendment and to permit exercise of the Outstanding Options until December 31, 1997.

     3. Construction. If any provision of this Amendment to Stock Option Agreements conflicts with the provisions of any Outstanding Options or of Diana's 1986 Nonqualified Stock Option Plan, the terms of this Amendment to Stock Option Agreements shall control.

     Executed as of the date first above written.

                                   THE DIANA CORPORATION

                                   BY /s/ Richard Y. Fisher
                                          President


                                   GRANTEE:

                                   /s/ Donald E. Runge

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                           SCHEDULE A

                    AMENDMENT TO STOCK OPTION

                       REGISTRATION RIGHTS


     1. Initial Registration. Promptly (but in no event later than 20 days after request from Grantee submitted at any time on or after March 1, 1997, Diana shall file with the Securities and Exchange Commission (the "Commission") and use its reasonable best efforts to cause to become effective a Registration Statement or post-effective amendment (the "Registration Statement") on Form S-3 or Form S-8, in Diana's sole discretion, (or if Form S-3 or Form S-8 is unavailable, a proper form to be selected by Diana with the consent of Grantee, which consent shall not be unreasonably withheld, under and complying with the Securities Act of 1933 as amended (the "Securities Act")) with respect to the offering by Grantee of the Diana Shares. Diana shall keep the Registration Statement effective until the earlier of the date on which Grantee has transferred all of the Diana Shares or the date on which Grantee could freely sell all of the Diana Shares which he then holds or has the option to purchase without any restriction under applicable securities laws. Grantee shall not be entitled to sell his shares in an underwritten transaction. Notwithstanding the foregoing, Grantee shall notify Diana of, and obtain confirmation from Diana of the absence of any Blackout Condition prior to, any offers or sales by Grantee under the Registration Statement of Diana Shares. If Diana determines, in its reasonable good faith judgment based on an opinion of its attorneys, that because of the existence of, or in anticipation of, any material acquisition or financing activity not then disclosed to the public, the unavailability of any required financial statements as the result of an actual, or proposed, acquisition or disposition, or the existence of any other material non-public information (a "Blackout Condition"), it would be materially adverse to Diana for the registration of the Diana Shares to be maintained effective, or to be filed and become effective, or for the Diana Shares to be sold under the Registration Statement, then Diana shall be entitled, until such Blackout Condition no longer exists, or is terminated as provided herein, to (i) if required by law, cause the Registration Statement to be withdrawn and the effectiveness of the Registration Statement to be delayed or terminated; (ii) direct that Grantee not make any public sales of Diana Shares under the Registration Statement; or (iii) in the event the Registration Statement has not yet been filed, to delay or not file the Registration Statement. Diana shall have one business day after the receipt of notice from Grantee to declare the existence of a Blackout Condition. Diana's response shall be communicated via personal delivery, telecopy or overnight courier. If no timely response is received by Grantee from Diana, Diana shall be

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

deemed to have permitted such sale. In the event Diana causes the Registration Statement to be withdrawn, delayed or terminated pursuant to clause (i) or clause (iii), of the preceding sentence as a result of a Blackout Condition, Diana shall file and use its reasonable best efforts to cause the Registration Statement to become effective promptly after a Blackout Condition ceases to exist. In all other cases, Diana shall use its reasonable best efforts to cause the Blackout Condition to be terminated at the earliest date possible. For purposes hereof, a Blackout Condition other than the unavailability of any required financial statements shall be deemed to terminate on the earlier of (i) the date such Blackout Condition ceases to exist or (ii) 30 days after Diana's initial determination that the Blackout Condition existed, and a Blackout Condition which is the unavailability of any required financial statements as the result of an actual or proposed acquisition shall be deemed to terminate on the earlier of (i) the date such Blackout Condition ceases to exist or (ii) 75 days after the closing date of such acquisition or disposition. Grantee shall not make any offers or sales of Diana Shares to the public under the Registration Statement until the Blackout Condition no longer exists or is terminated and shall comply with any prospectus delivery requirements in connection with Grantee's offer and sale of Diana Shares under the Registration Statement. Grantee shall offer and sell the Diana Shares only in accordance with the plan of distribution described in the Registration Statement.

     2. Registration Procedures. Promptly after Grantee's request for registration hereunder, Diana shall:

          (a) Prepare and file with the Commission the Registration Statement, and use its reasonable best efforts to cause such Registration Statement to become and remain effective all as set forth in paragraph 1;

          (b) Prepare and file with the Commission such amendments to such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective for such period as may be reasonably necessary to effect the sale of such securities;

          (c)  [Reserved];

          (d) Use its best efforts to register or qualify the securities covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions as Grantee may reasonably request in writing except that Diana shall not for any purpose be required to execute a general consent to service or process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

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

          (e) Notify Grantee promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed;

          (f) Notify Grantee promptly of any request by the Commission for the amending or supplementing of such Registration
Statement or prospectus or for additional information;

          (g) Prepare and file with the Commission, promptly upon the request of Grantee, any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel for Grantee, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Diana Shares of Grantee, including any amendments or supplements requested by Grantee related to a change in the plan of distribution of securities by Grantee;

          (h) Prepare and promptly file with the Commission and promptly notify Grantee of the filing of such amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

          (i) Advise Grantee promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (j) Not file any amendment or supplement to such Registration Statement or prospectus to which Grantee shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for Diana the filing of such amendment or supplement is reasonably necessary to

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protect Diana from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

     3. Expenses. With respect to the registration of the Diana Shares pursuant to the Registration Statement, Diana shall bear the following fees, costs and expenses: all registration and filing fees, printing expenses, fees and disbursements of counsel and accountants for Diana, all internal Diana expenses, all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified and the premiums and other costs of policies of insurance against liability (if any) arising out of such public offering. Fees and disbursements of counsel and accountants for Grantee, underwriting discounts and commissions and transfer taxes relating to Diana Shares and any other expenses incurred by Grantee not expressly included above, shall be borne by Grantee.

     4. Indemnification. Pursuant to the registration of the Diana Shares hereunder:

          (a) Diana will indemnify and hold harmless Grantee and any underwriter (as defined in the Securities Act) for Grantee and each person, if any, who controls Grantee or such underwriter within the meaning of the Securities Act, from and against, and will reimburse Grantee and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which Grantee or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that Diana will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Grantee, such underwriter or such controlling person in writing specifically for use in the preparation thereof; provided, however, that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any underwriter from whom the person asserting any such loss, damage, liability, cost or expense purchased Diana Shares, or any persons controlling such underwriter, if a copy of the prospectus (as then amended or supplemented if Diana shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of

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such underwriter to such person at or prior to the written
confirmation of the sale of Diana Shares to such person and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, damage, liability, cost or expense.

          (b) Grantee will indemnify and hold harmless Diana, its directors and officers, any controlling person and any underwriter from and against, and will reimburse Diana, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which Diana or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon written information furnished by Grantee specifically for use in the preparation thereof.

          (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this paragraph 4 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph
(a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder nor will it relieve the indemnifying party from liability hereunder except to the extent the indemnifying party is prejudiced by the failure to so notify and then only to the extent of the prejudice caused by the delay in notice. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action

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on behalf of such indemnified party or parties, at the indemnifying party's cost, but in no event shall the indemnifying parties be responsible for more than one such additional firm for all indemnified parties unless the rights of more than one indemnified party are adverse. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

          (d) If the indemnification provided for in this paragraph 4 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable to such indemnified party as a result of the losses, claims, damages or liabilities referred to in paragraph (a) or (b) above, in such proportion as is appropriate to reflect the relative fault of Diana, Grantee and the underwriters in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Diana, Grantee or the underwriters and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Diana, Grantee and the underwriters agree that it would not be just and equitable if contributions pursuant to this paragraph (d) were to be determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first and second sentence of this paragraph (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this paragraph (d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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     5.   Grantee Cooperation.  Diana may require Grantee to
furnish Diana in a timely manner such information with respect to Grantee and the distribution of Diana Shares as Diana may from time to time reasonably request. In connection with the registration of Diana Shares, Grantee will (a) cooperate with Diana, in preparing the Registration Statement, (b) promptly supply Diana with all information and documents as the underwriter or Diana may deem reasonably necessary, (c) discontinue sales of Diana Shares under the Registration Statement upon notification of any stop order or suspension of the effectiveness of the Registration Statement, (d) notify Diana immediately upon any change in the plan of distribution or other information concerning Grantee described in the prospectus, (e) discontinue use of any prospectus following notification by Diana that the prospectus must be amended or supplemented, (f) comply with the applicable requirements of Rules 10b-5 and 10b-6 under the Securities Exchange Act of 1934, as amended, (g) not use any prospectus other than the most recent prospectus included in the Registration Statement, (h) dispose of the Diana shares only in accordance with the Plan of Distribution described in the Registration Statement and so certify to Diana upon request and (i) otherwise comply with the prospectus delivery requirements under the Securities Act.

     6. Assignment. Grantee's rights under this agreement may be assigned, in whole or in part, to any subsequent transferee of the Diana Shares, including, without limitation, any pledgee of such Diana Shares.

     7. Notices. All notices hereunder shall be in writing and shall be deemed to have been duly given upon delivery if delivered personally, 24 hours after transmission by telecopy with answerback, 12 p.m. (noon) of the next business day after being sent via overnight courier, and five days after being mailed, certified return receipt requested. Actual notice, however given, shall always be effective.

     8.   Defined Terms.  The term "Grantee" shall refer to Donald
E. Runge. The term "Diana" shall refer to The Diana Corporation. The term "Diana Shares" shall refer to the shares of common stock Diana issued upon exercise of the stock options to which this Schedule A relates.

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